UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 6, 1994
                                                 --------------------


                       Rodman & Renshaw Capital Group, Inc.
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              (Exact name of registrant as specified in its charter)

Delaware                           33-4649           36-3111956
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(State or Other                    (Commission       (IRS Employer
Jurisdiction of                    File Number)      Identification
Incorporation)                                       Number)

120 South LaSalle Street, Chicago, Illinois                60603
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (312) 977-7864
                                                   ------------------

                                        N/A
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       (Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

            On October 6, 1994, the Registrant, upon the recommendation of the Audit Committee of its Board of Directors, dismissed Deloitte & Touche and appointed Coopers & Lybrand as the Registrant's certifying accountant.

            During the two fiscal years ended June 24, 1994 and June 25, 1993, and during the interim period from June 24, 1994, through October 6, 1994, the Registrant had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Further, during the two fiscal years ended June 24, 1994 and June 25, 1993, and during the interim period from June 25, 1994, through October 6, 1994, neither the Registrant nor anyone on the Registrant's behalf consulted Coopers & Lybrand regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.


Item 7.     Financial Statements and Exhibits

            (c)   Exhibits

                  (16) Deloitte & Touche letter regarding Registrant's
                       response to Item 304(a).






                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



RODMAN & RENSHAW CAPITAL GROUP, INC.

By:
   John T. Hague,
   Executive Vice President and
   Chief Financial Officer

EXHIBIT 16



October 7, 1994


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Rodman & Renshaw Capital Group, Inc., dated October 6, 1994.


Yours truly,



DELOITTE & TOUCHE